Exhibit 99.1

Condor Hospitality Trust, Inc.
Investor Presentation | June 2017
NASDAQ: CDOR

Safe Harbor Statement
All statements made today, other than statements of historical fact, are or may be deemed to be “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in any forward-looking statements are discussed under the heading “Risk Factors” in our publicly available reports filed with the Securities and Exchange Commission.
Investor Inquiries
Jonathan J. Gantt
Chief Financial Officer & Senior Vice President T: 301.861.3305 E: jgantt@trustcondor.com
Cover Images
Atlanta Aloft Downtown | Atlanta, Georgia

Year-to-Date 2017 Update

Condor Hospitality Trust Presents A Unique Investment Opportunity

- Self-administered lodging REIT headquartered in Bethesda, MD
- Invests in upper-midscale and upscale select-service hotels under premium-branded Marriott/Starwood, Hilton, IHG, and Hyatt flags
- Primarily focused on top 100 MSAs with emphasis on MSAs 20 - 60
- Robust acquisition pipeline of over $400 million of high quality assets in target markets
- Multiple 3rd Party Managers with attractive agreements that are not captive
- Proven management team with track record of success and a highly experienced Board of Directors

Mission

Provide to our shareholders attractive total returns for the lodging sector through disciplined investment in high-quality select-service, limited-service, extended stay, and compact full-service hotels and intensive asset management to achieve enhanced results.

18 Hotels	**11** States	**$116 M**(1,2) Equity Market Cap
2,130 Guestrooms	**4 years** Average Age(3)	**7.8%** Dividend Yield(1)


Hotel Indigo Atlanta | 1776 Harvard Avenue


COURTYARD
Courtyard Jacksonville | 14402 Old St. Augustine Rd.


SPRINGHILL SUITES
Marriott
SpringHill Suites San Antonio | 524 South Saint Mary's St.

(1) Market capitalization and dividend yield based on closing share price of $10.06 on May 31, 2017 and annualized most recent quarterly dividend
(2) Based on 11,554,691 common shares outstanding as of April 30, 2017
(3) Represents average age of Premium Portfolio hotels

3

Continued Execution of Stated Strategy
What We Committed
Close four Home2 Suites Hotels
Sell seven legacy assets in the first half of 2017
Upsize credit facility to $150M with new bank commitments
Deliver above average operating results through intensive asset management
Acquire additional premium-branded, select-service assets in target markets
What We Delivered
Closed four Home2 Suites as scheduled in March and April 2017 Closed five legacy hotel sales year-to-date with remaining two under contract as of May 31, 2017 Closed $150M credit facility upsize in April 2017 with new banking partner, Bank of Montreal, contributing $50M
Delivered 7.7% RevPAR growth in the first quarter for the Premium Portfolio hotels, greater than 2x STR national RevPAR growth Placed under contract the Hampton Inn Lake Mary for $19.3 million; Active pipeline of over $400 million of investment opportunities
Execution of Strategy Has Led to Positive Shareholder Returns:
Fully-covered, annualized dividend of $0.78 per common share represents current yield of 7.8%
Total common equity return of ~31% since 1/1/2016 as compared to ~20% for the SNL U.S. REIT Hotel Equity Index 4

Relentless Execution Has Dramatically Transformed Condor

Majority of Hotel EBITDA Now Derived from New Investments

Premium Portfolio with Average Age of 4 Years[(1)]


Marriott
starwood
48.8%
90%
Premium
Select-Service
35.3%
HILTON
WORLDWIDE
IHG
5.8%
10.1%
Legacy HFU

Healthy Debt Profile with Peer Comparable Weighted-Average Cost of Debt

Attractive Maturity Profile with Capacity to Support Growth ($M)[(2)]


WACD: 4.5%
WAM: 3.2 Years
LOC Capacity
LOC Availability*
$70.7
$22.6
$56.7
$27.0
$15.7
$9.1
2017
2018
2019
2020
2021
2022
2023
2024

*Leveraged LOC availability was $56.5M based on 60% leverage terms of credit facility as of April 30, 2017

RevPAR Outperformed Dramatically in 1Q17

Condor RevPAR Achieved > 2x STR Reported Growth[(3)]


7.7%
0.9%
3.4%
Condor
Peers
STR

Transformed Equity Structure Positions Condor for Dramatic Growth

Right-Sized Equity Capitalization with Strong Institutional Support ($M)[(4)]


$62.5
$10.1
$9.3
$116.2
Dec. 31, 2016
May. 31, 2017
Common
Preferred

Note: Please see our reconciliation of non-GAAP measures in Appendix B of this presentation

(1) Percent of 1Q17 Hotel EBITDA for Premium Portfolio Hotels and Legacy Held for Use (includes operating results for certain hotels for periods prior to our ownership and assumes that all hotels were owned as of the beginning of 2017)
(2) Debt balances and LOC availability (represents available facility based on contributed assets; total LOC capacity is $150M) as of April 30, 2017, excludes IRSA convertible debt of $1.0M as well as partner's 20% share of Atlanta Aloft JV debt
(3) Peer RevPAR growth is an average of a subset of select-service public peers for 1Q17 pulled from company documents; Smith Travel Research 1Q17 US lodging industry RevPAR growth as reported on Hotel News Now
(4) Preferred equity outstanding shown at face value; Common equity shown at market value as of May 31, 2017

5

Condor's Current Stock Price Represents a Steep Discount to Sector

Valuation analysis suggests that Condor's stock price is relatively undervalued especially when taking into account our current potential buying power and our ability to scale the portfolio

- Condor's current public market valuation demonstrates a steep discount to our sector based on an analysis of equivalent annualized 1Q17 Hotel EBITDA multiples
  - Discount ranges from 10% on the low end to 33% on the high end
  - We believe this discount is partially due to our current size, therefore the scaling of our platform should help close the valuation gap

Estimated Relative Valuation
($M, except per share amounts)

	Low	Mid	High	Math
Sector Range: EV / Hotel EBITDA [1]	**11.5x**	**12.5x**	**13.5x**	**A**
Condor Annualized 1Q17 Hotel EBITDA [2]	$21.5	$21.5	$21.5	B
Implied Enterprise Value	**$247.3**	**$268.8**	**$290.3**	**A * B = C**
Net Debt [3]	($108.3)	($108.3)	($108.3)	D
Preferred Equity (Face Value)	($9.3)	($9.3)	($9.3)	E
Common Equity Value	**$129.8**	**$151.3**	**$172.8**	**C + D + E = F**
Shares Outstanding (3/31/2017)	11.6	11.6	11.6	G
NAV Per Share	**$11.23**	**$13.09**	**$14.96**	**F / G = H**
Share Price (5/31/2017)	$10.06	$10.06	$10.06	I
Implied Discount	**-10.4%**	**-23.2%**	**-32.7%**	**I / H - 1 = J**

Note: Please see our reconciliation of non-GAAP measures in Appendix B of this presentation

(1) Representative of Hotel EBITDA multiples for the public Hotel REIT sector based on historical trading activity
(2) Calculated as 1Q17 Hotel EBITDA adjusted to include ownership of the four Vista hotels for the entirety of the period, despite purchasing three towards the end of 1Q17 and one subsequent to quarter-end.
(3) The Net Debt figure represents March 31, 2017 balances adjusted solely to include the additional debt assumed in our purchase of the Home2 Suites Southaven ($9.1M), as well as the cash outlay ($10.2M) required for this acquisition. Total Debt outstanding on March 31, 2017 adjusted for the purchase of the Home2 Suites Southaven was $113.1M (excl. partner's share of JV debt) and cash outstanding was $4.8M, therefore Net Debt was $108.3M.

6

Condor Portfolio, Management, and Performance

Compelling Investment Opportunity
Focus on premium-branded upper-midscale and upscale select-service assets in major secondary
Unique Investment     markets, which are expected to outperform given lower supply growth versus primary markets
Thesis Targeting
Outperforming     Upscale and upper-midscale chains enjoy a sizable lead amongst all other chains in forecast
Segment     demand growth, with forecast compound annual growth rates through 2021 of 5.5% and 4.6%, respectively
Disciplined     Clearly defined investment parameters, coupled with deep industry relationships, will result in
Acquisition and     acquisition opportunities at attractive yields
Disposition
Strategy     Demonstrated ability to dispose legacy assets at attractive revenue multiples
Attractive, Well     Well covered, appealing annualized dividend representing a yield of 7.8%(1)
Covered Dividend     Common dividends reinitiated in 2016 for the first time since 2009
Experienced     Seasoned management team with a proven track record and extensive industry connections
Leadership Team     creating a robust pipeline of off-market, relationship driven opportunities with a Successful
Track Record     Extremely capable management team and board of directors, both fully aligned with new investors
Full team and platform has been created to increase scale and portfolio size with limited additional resources needed
Scalable Platform
Condor has a growth-oriented capital structure expected to support the financing of targeted investments
Source: CBRE Hotels’ Americas Research, STR, Q4 2016
(1) Based on the most recent quarterly dividend annualized per share and the closing share price of $10.06 as of May 31, 2017    8

Dramatically Repositioned Portfolio Comprised of High-Quality Assets

- 18 hotels across 11 states representing 2,130 rooms
- 90%(1) of total Company EBITDA derived from Premium Select-Service portfolio which consists entirely of Marriott/Starwood, Hilton, and IHG flags
- Geographically diverse portfolio that will continue to diversify into secondary markets
- Remaining legacy hotels under contract for sale: Days Inn Bossier City and Quality Inn Morgantown
- 130-room Hampton Inn & Suites Lake Mary, FL under purchase contract for $19.3M



Under Contract [1]
Vista Portfolio [4]
Premium Portfolio [6]
Retained for Use [6]
Held for Sale [2]
2
2

Premium Select-Service Brands (1)



starwood
Marriott
IHG
HILTON WORLDWIDE
30.5%
18.3%
5.8%
10.1%
35.3%
90%
Premium Select-Service
Legacy HFU

Portfolio Margin and RevPAR (2)



Hotel EBITDA Margin
36.5%
20.8%
Premium Portfolio
Legacy Held For Use
RevPAR ($)
$96.88
$46.85
Premium Portfolio
Legacy Held For Use

Note: Please see our reconciliation of non-GAAP measures in Appendix B of this presentation

Note: Includes Vista Portfolio

(1) Percent of 1Q17 Hotel EBITDA for Premium Portfolio Hotels and Legacy Held for Use (includes operating results for certain hotels for periods prior to our ownership and assumes that all hotels were owned as of the beginning of 2017)

(2) Represents 1Q17 metrics (includes operating results for certain hotels for periods prior to our ownership and assumes that all hotels were owned as of the beginning of 2017); Hotel EBITDA margin is calculated as ProForma Hotel EBITDA as a percentage of proforma revenue.

9

Unique Investment Thesis Will Drive Outperformance

Expect Premium Select-Service in Secondary Lodging Markets to Drive Outsized Returns

Slower Supply Growth in Targeted Secondary Markets

- Supply growth has had a far greater impact on the top 20 lodging markets than on secondary markets with ~62% of new room supply concentrated in only the top 20 markets[1,2]
- Rooms under construction as a percentage of existing supply averages 5.7% in the top 20 lodging markets as compared to only 4.0% in markets ranked 21-60 [1][2]
- Secondary markets less affected by alternative lodging platforms like Airbnb

Strong Demand Growth for Premium Select-Service

- Demand for upper-midscale and upscale select-service product remains strong especially among "next generation" travelers
- Upscale and upper-midscale chains enjoy a sizable lead amongst all other chains in forecast demand growth, with forecast compound annual growth rates through 2021 of 5.5% and 4.6%, respectively[1]

Minimal Competition Enables Accretive Valuations

- Condor is exclusively focused on higher yielding premium select-service hotels located in secondary markets in contrast to many publicly traded lodging REITs and institutional investors that focus on lower yielding large portfolios in primary markets
- Select-service assets provide higher going-in cap rates that lower the cost per key and higher EBITDA margins that provide more current income, resulting in (1) less volatility across cycles, (2) stable cash-on-cash yields and (3) less reliance on cap rate compression to drive investment returns







(1) Source: CBRE Hotel's Americas Research, STR, Q4 2016
(2) Lodging markets ranked by CBRE as of Q4 2016

10

Proven Ability to Execute Acquisition Strategy with Robust Pipeline

Well-Defined Acquisition Criteria

- Operates under leading premium franchise brands
- Top 100 MSAs with focus on 21-60 MSAs
- Market exhibits favorable economic characteristics, specifically positive job and population growths
- Built within the last 10 years or significantly renovated since 2012
- Substantial time remaining on existing franchise license
- Located in submarket sites with barriers to entry and reduced threat from new supply

$202M of Acquisitions Acquired or Under Contract(1)

- Hotel Indigo Atlanta, Courtyard Jacksonville and Springhill Suites San Antonio acquired in October 2015 for $42.5M
- Aloft Atlanta JV acquired for $43.6M in August 2016
- Aloft Leawood acquired for $22.5M in December 2016
- $73.8M portfolio of Home2 Suites hotels with average age of less than 3 years in attractive secondary markets closed in 2017(2)
- 130-room Hampton Inn & Suites Lake Mary, FL under purchase contract for $19.3M(3)

Robust Pipeline Meeting Acquisition Criteria

- Over $400 million of premium branded select-service assets under consideration that represent the top four hotel franchises with an average age of less than 10 years

Closed / Under Contract Acquisitions Meet Criteria



SpringHill Suites San Antonio
524 South Saint Mary's St.
Date Acquired: October 2015



Courtyard Jacksonville
14402 Old St. Augustine Rd.
Date Acquired: October 2015



Hotel Indigo Atlanta
1776 Harvard Avenue
Date Acquired: October 2015



Aloft Atlanta
300 Spring Street NW
Date Acquired: August 2016



Aloft Leawood
11620 Ash Street, Leawood, KS
Date Acquired: December 2016



Hampton Inn & Suites Lake Mary
850 Village Oak Ln., Lake Mary, FL
Under Contract

(1) Excludes Hilton Garden Inn Solomons asset which was acquired under previous management team
(2) The acquisition of three of the four Home2 Suites hotels closed on March 24, 2017, and the acquisition of the remaining Home2 Suites hotel located in Southaven, MS closed on April 14, 2017
(3) The acquisition of the Hampton Inn & Suites Lake Mary, FL is expected to close either late in 2Q17 or early 3Q17

11

Healthy Debt Profile Positioned to Support Growth and Scale

Enterprise Value

	April 30, 2017[1]
Total Common Shares	11,554,691
Share Price as of May 31, 2017	$10.06
Total Equity Market Capitalization	**$116,240,195**
Total Debt Outstanding[2]	$109,536,000
Less: Cash & Cash Equivalents	($3,940,231)
Net Debt	**$105,595,769**
Series E Preferred Face Value	$9,250,000
Total Net Debt + Preferred	**$114,845,769**
Total Enterprise Value	**$231,085,964**
Total Debt / Enterprise Value	**47.4%**
Total Net Debt / Enterprise Value	**45.7%**
Total Net Debt + Preferred / Enterprise Value	**49.7%**

Debt Highlights (4/30/2017)

- Weighted average cost of total debt 4.5%
- Weighted average maturity of 3.2 years
- No debt matures before September 2018
- Borrowings under credit facility of $42.1M as of April 30, 2017
  - Borrowings under the facility bear interest of 3.5% as of April 30, 2017
  - Excess availability of $22.6M as of April 30, 2017
  - Total facility size is $150M

Consolidated Debt Maturity Schedule as of April 30, 2017 ($M) [3]



$27.0
$56.7
$15.7
$9.1
2017
2018
2019
2020
2021
2022
2023
2024

(1) Share count and debt balances reflect April 30, 2017; debt balance includes IRSA convertible debt of $1.0M
(2) Excludes partner's 20% interest in the Atlanta Aloft JV debt
(3) Maturity schedule as of April 30, 2017 excludes IRSA convertible debt of $1.0M

12

Strong Performance Metrics for Premium Portfolio Hotels

Continued Focus on Premium Select-Service Hotels Will Drive Fundamentals and Property Level Performance [1]

Hotel EBITDA Margin (%) [2]


36.5%
20.8%
Premium Portfolio
Legacy Held For Use

Hotel EBITDA Per Key ($)


$13,809
$3,694
Premium Portfolio
Legacy Held For Use

Property Age (yrs) [3]


4
11
Premium Portfolio
Legacy Held For Use

Occupancy (%)


79.2%
66.2%
Premium Portfolio
Legacy Held For Use

Average Daily Rate ($)


$122.40
$70.77
Premium Portfolio
Legacy Held For Use

RevPAR ($)


$96.88
$46.85
Premium Portfolio
Legacy Held For Use

Note: Please see our reconciliation of non-GAAP measures in Appendix B of this presentation

Note: Includes operating results for certain hotels for periods prior to our ownership and assumes that all hotels (including the Vista portfolio) were owned as of the beginning of 2017
(1) Hotel EBITDA per Key represents 1Q17 results annualized, while Hotel EBITDA Margin, Occupancy, ADR, and RevPAR are reflective of actual 1Q17 results
(2) Hotel EBITDA margin is calculated as ProForma Hotel EBITDA as a percentage of proforma revenue.
(3) Based on year built or significantly renovated

13

Experienced Management Team Poised to Drive Condor's Growth

Bill Blackham, President, CEO and Board Member Since March 2015



- Long and accomplished track record creating and growing companies, raising capital and building strong management teams
- Former President and CEO of Eagle Hospitality Properties Trust ("Eagle"), an NYSE-listed hotel REIT
  - As President and CEO, Mr. Blackham led Eagle from its September 2004 IPO through its sale to an Apollo affiliate in August 2007
  - During his tenure, Eagle acquired over $225 million of hotel assets, growing to an enterprise value of nearly $700 million
  - While a public company, Eagle generated a total return of 67.8%, outperforming major indices such as the SNL US REIT Hotel Index (53.1%), MSCI US REIT Index (47.7%), and S&P 500 Index (33.1%) (1)
  - B.S. Boston College, M.B.A. Wharton – University of Pennsylvania



Jeffrey W. Dougan

SVP and COO

- Oversees the Company's third party management companies, hotel operations, as well as maintains relationships with current and future brand families
- Previously served more than 25 years in the hospitality industry, most recently as a Vice President of Operations for Stonebridge Hospitality



Jonathan J. Gantt

SVP and CFO

- Formulates and executes financial policy and leads the Company's capital raising efforts
- Most recently served as Director of Treasury, Capital Markets, and M&A at Starwood Hotels
- 10 years private equity experience
- BS Cornell; MBA Tuck at Dartmouth



Arinn A. Cavey

Chief Accounting Officer

- Responsible for overseeing the Company's financial plans and provides direction for accounting, financial reporting, tax and budget activities
- Has extensive audit experience in consumer and industrial markets and has provided professional audit services to private and publicly-held companies



Lauren E. Green

Corporate Counsel

- Responsible for overseeing the disposition process of the Company's legacy assets
- Assists in completing acquisition transactions, interfacing directly with members of the executive team, outside counsel, and business unit heads

(1) Source: SNL Financial

14

Highly Experienced Board with Substantial Hotel REIT Experience

Board Highlights

- **J. William Blackham**
  - President and CEO
  - Former President and CEO | Eagle Hospitality
- **James H. Friend**
  - President | Friend Development Group
- **Donald J. Landry**
  - Former CEO | Choice Hotels (NYSE: CHH)
  - Director | Hersha Hospitality (NYSE: HT)
- **Daphne J. Dufresne**
  - Managing Partner | GenNx360 Capital Partners
- **Daniel R. Elsztain**
  - Chief Real Estate Officer | IRSA
- **John M. Sabin**
  - CFO | Revolution, LLC
  - Director | Hersha Hospitality (NYSE: HT)
- **Jeff Giller**
  - Partner | StepStone Real Estate L.P.
- **Brendan MacDonald**
  - Partner | StepStone Real Estate L.P.
- **Mark Linehan**
  - President and CEO | Wynmark Company


J. William Blackham


James H. Friend, *Chairman*


Donald J. Landry


Daphne J. Dufresne


Daniel R. Elsztain


John M. Sabin


Jeff Giller


Brendan MacDonald


Mark Linehan

15

Attractive Dividend Yield Among the Highest in Lodging Industry
7.8% Dividend Yield Provides Solid Returns as Company Adds Scale
7.8%    7.8%
7.1%    6.9%
6.7%6.6%
6.5%6.4%
6.3%
6.1%6.0%
5.0%4.9%
4.5%4.4%
4.3%
3.6%
2.0%
1.3%
AHT    CDOR HPT CHSP AHPCLDTRLJAPLELHOXHRHTRHPPEBDRHHSTINNSHOS&P 500RMZ
Condor Hospitality TrustPrimary PeersLodging Peers
Source: SNL Financial, Bloomberg and company filings; market data as of May 31, 2017     16
Note: Dividend yields are based on current dividend annualized

Appendix A | Acquisition Case Studies

Appendix: Case Studies | Recent Acquisitions Represent Future of Condor
Hotel Indigo Atlanta | 1776 Harvard Avenue
Acquisition Date: 10/2/2015 Flag / Brand: Hotel Indigo / IHG Rooms: 142 Year Built: 2010 Last Renovation: N/A MSA Ranking: 9 1Q17 ADR: $104.45 1Q17 Occupancy: 74.1% 1Q17 RevPAR: $77.37
Atlanta ranks as the 9th largest MSA and benefits directly from a diversity of industries: tech, government, healthcare, and manufacturing ATL airport traffic has been consistent and is showing signs of growth    Airport is slated for $1B in upgrades over the next 8 years, including a possible sixth runway to accommodate more air/cargo traffic New $100M Porsche plant and HQ is under construction nearby; AMZN plans for a 300ksf distribution center 3 miles from airport
Courtyard Jacksonville | 14402 Old St. Augustine Rd.
Acquisition Date: 10/2/2015 Flag / Brand: Courtyard / Marriott Rooms: 120 Year Built: 2007 Last Renovation: 2014 MSA Ranking: 40 1Q17 ADR: $114.83 1Q17 Occupancy: 76.0% 1Q17 RevPAR: $87.29
Courtyard Jacksonville Flagler Center is located close to several large demand generators:
1.4 million square foot Flagler Center
Baptist Medical Center South
Citi card processing headquarters Renovated its guestroom soft goods, updated its lobby restaurant, and painted its exterior from November 2013 – March 2014 Features one of the most up-to-date hotel products in the competitive lodging market
Springhill Suites San Antonio | 524 S Saint Mary’s St.
Acquisition Date: 10/1/2015 Flag / Brand: SpringHill Suites / Marriott Rooms: 116 Year Built: 1997 Last Renovation: 2014 MSA Ranking: 25 1Q17 ADR: $140.69 1Q17 Occupancy: 81.5% 1Q17 RevPAR: $114.66
Located in the 7th largest city by population and the 25th largest MSA in the nation San Antonio economy benefits from a prime location near the Mexican border, Austin, Dallas and Houston Recent conversion to a SpringHill Suites dramatically improves occupancy and daily rates Nearby downtown and Riverwalk areas have benefitted from significant growth in new housing developments and will continue to expand

Appendix: Case Studies | Recent Acquisitions Represent Future of Condor
Aloft Downtown Atlanta | 300 Spring St. NW
Acquisition Date:    8/22/2016
Flag / Brand:    Aloft / Marriott
Rooms:     254
Year Built:     1982
Last Renovation:     2014
MSA Ranking:     9
1Q17 ADR:    $135.12
1Q17 Occupancy:     82.5%
1Q17 RevPAR:    $111.50
Surrounded by diverse demand generators
including Georgia World Congress Center,
Centennial Olympic Park, and Georgia
Aquarium
Atlanta is paced to exceed its room night target,
driven by significant convention business
Excellent location, situated in downtown Atlanta
within walking distance to major demand
generators
New product after $25M renovation in 2014
Aloft Leawood / Kansas City | 11620 Ash St.
Acquisition Date: 12/14/2016 Flag / Brand: Aloft / Marriott Rooms: 156 Year Built: 2009 Last Renovation: NA MSA Ranking: 30 1Q17 ADR: $126.10 1Q17 Occupancy: 74.0% 1Q17 RevPAR: $93.31
Among the newest product in Leawood / Overland Park, a submarket of Kansas City Excellent location in the Park Place Village development, surrounded by office park, residential, retail, and a convention center Walkable amenities in Park Place Village including fine dining, brewery, luxury retailers, and a movie theater Demand drivers by major businesses in the area including IBM, Samsung, Sprint, Eriksson, and Black and Veatch
Hampton Inn & Suites Lake Mary | 850 Village Oak Ln.
Acquisition Date: Under Contract Flag / Brand: Hampton Inn / Hilton Rooms: 130 Year Built: 2003 Last Renovation: 2016 MSA Ranking: 26 FY2016 ADR: $111.77 FY2016 Occupancy: 75.8% FY2016 RevPAR: $84.67
Recent renovation included all guestrooms and public spaces Located within Colonial Townpark, a mixed-use development with 825k sf of class A office, a 450-unit apartment complex, retail, and a 12-screen movie theatre Demand drivers include AIG, Symantec, Wells Fargo, AT&T, AAA, Verizon, Convergys, Chase, Digital Risk and Fiserv Lake Mary is a major commerce hub with a $13.4 billion technology industry employing 53,000 people

Appendix: Case Studies | Recent Acquisitions Represent Future of Condor



Home2 Suites Lexington, KY
126 E. Lowry Lane

Acquisition Date:	3/24/2017
Flag / Brand:	Home2 Suites / Hilton
Rooms:	103
Year Built:	2015
MSA Ranking:	107
1Q17 ADR:	$105.56
1Q17 Occupancy:	74.2%
1Q17 RevPAR:	$78.35

- Located just off State Highway 27, the main north-south connector between downtown Lexington and the Beltway
- Major demand generators include the University of Kentucky (~30,000 students) and regional medical centers (~1,000 hospital beds), including UK Medical Center and Saint Joseph's Healthcare, and various horseracing venues including Keeneland Race Track
- The University of Kentucky has invested $2B in new facilities in the past five years with $4B more planned



Home2 Suites Southaven, MS
6750 Southcrest Pkwy

Acquisition Date:	4/14/2017
Flag / Brand:	Home2 Suites / Hilton
Rooms:	105
Year Built:	2013
MSA Ranking:	42
1Q17 ADR:	$111.57
1Q17 Occupancy:	89.2%
1Q17 RevPAR:	$99.54

- Located in the NW corner of MS, Southaven has experienced a 40% increase in population over the last ten years and boasts the state's highest median income
- Demand generators include Baptist Memorial Hospital, AutoZone, FedEx, Future Electronics, Siemens, and Terex Distribution
- Southaven location off I-55 allows for quick access to downtown Memphis, Graceland, and Memphis International Airport



Home2 Suites Tallahassee, FL
219 S. Magnolia Drive

Acquisition Date:	3/24/2017
Flag / Brand:	Home2 Suites / Hilton
Rooms:	132
Year Built:	2015
MSA Ranking:	140
1Q17 ADR:	$124.91
1Q17 Occupancy:	80.8%
1Q17 RevPAR:	$100.92

- Located in Florida's state capitol, the demand generators are diverse and substantial, they include: the IRS, Florida State University, Florida A&M, Tallahassee Memorial Healthcare, Capital Regional Medical Center, AT&T, and multiple state agency headquarters
- Centered in a mixed-use development featuring major food/retail outlets and is three miles from FSU's football stadium



Home2 Suites Round Rock, TX
1000 W. Louis Henna Blvd.

Acquisition Date:	3/24/2017
Flag / Brand:	Home2 Suites / Hilton
Rooms:	91
Year Built:	2015
MSA Ranking:	33
1Q17 ADR:	$123.17
1Q17 Occupancy:	85.4%
1Q17 RevPAR:	$105.16

- Located within La Frontera, a large, master-planned center with multi-tenant offices, 1M SF of retail, three apartment buildings, and a medical rehab hospital
- Primary demand generators include: Wayne Fueling Systems, Emerson Processing Center, Old Settlers Park, Farmers Insurance, Thermo Fisher Scientific, and Houghton Mifflin Harcourt building with 100K SF of class A office space

20

Appendix B | Non-GAAP Reconciliation

Non-GAAP Reconciliation: Condor Hospitality Trust, Inc. EBITDA, Adjusted EBITDA, and Hotel EBITDA

The following table reconciles net earning (loss) to EBITDA, Adjusted EBITDA, and Hotel EBITDA for the three months ended March 31, 2017 (in thousands). All amounts presented include both continuing and discontinued operations as well as our portion of the results of our unconsolidated Atlanta JV. ProForma Revenue and Hotel EBITDA includes the results of the four Vista hotels as if we had owned them the entire three months ended March 31, 2017.

Reconciliation of Net loss to EBITDA , Adjusted EBITDA, and Hotel EBITDA		Three months ended March 31, 2017
Net loss	$	(2,400)
Interest expense		971
Interest expense from JV		605
Loss on debt extinguishment		800
Income tax expense		-
Depreciation and amortization expense		1,051
Depreciation and amortization expense from JV		411
EBITDA		1,438
Net loss on disposition of assets		3
Net loss on disposition of assets from JV		1
Impairment loss, net		271
Net gain on derivatives and convertible debt		(175)
Acquisition and terminated transactions expense		502
Equity transactions expense		343
Adjusted EBITDA		2,383
General and administrative expense		1,492
Other expense, net		1
Unallocated hotel and property operations expense		132
Hotel EBITDA		4,008
Q1 2017 Hotel EBITDA earned on properties acquired subsequent to January 1, 2017 prior to their acquisition		1,369
ProForma Hotel EBITDA	$	5,377
Revenue	$	10,361
JV revenue		2,989
Condor and JV revenue		13,350
Q1 2017 revenue earned on properties acquired subsequent to January 1, 2017 prior to their acquisition		3,453
ProForma Revenue	$	16,803
ProForma Hotel EBITDA as a percentage of proforma revenue ("Hotel EBITDA Margin")		32.0%

Breakdown of ProForma Revenue and Hotel EBITDA		Premium portfolio		Legacy held for use		Legacy held for sale		Total
ProForma Revenue	$	12,478	$	2,460	$	1,865	$	16,803
ProForma Hotel and property operations expense		7,925		1,948		1,553		11,426
ProForma Hotel EBITDA	$	4,553	$	512	$	312	$	5,377
ProForma Hotel EBITDA as a percentage of proforma revenue ("Hotel EBITDA Margin")		36.5%		20.8%		16.7%		32.0%
ProForma Hotel EBITDA as a percentage of the aggregate of premium and legacy held for use properties' Hotel EBITDA		89.9%		10.1%				

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Condor Hospitality Trust, Inc. Operating Performance Metrics

The following table presents our same property occupancy, ADR, and RevPAR for our hotels owned at March 31, 2017 and the Home2 Suites Southaven, which was acquired subsequent to the first quarter of 2017. Same property occupancy, ADR, and RevPAR reflect the performance of hotels during the entire period, regardless of our ownership during the period presented. Results for the hotels for periods prior to our ownership were provided to us by prior owners and have not been adjusted by us. The performance metrics for the hotel acquired through our Atlanta JV, also presented below, reflect 100% of the operating results of the property, including our interest and the interest of our partner.

	Three months ended March 31, 2017		
	Occupancy	ADR	RevPAR
Solomons Hilton Garden Inn	73.6%	$ 118.70	$ 87.33
Atlanta Hotel Indigo	74.1%	104.45	77.37
Jacksonville Courtyard by Marriott	76.0%	114.83	87.29
San Antonio SpringHill Suites	81.5%	140.69	114.66
Leawood Aloft	74.0%	126.10	93.31
Lexington Home2 Suites	74.2%	105.56	78.35
Round Rock Home2 Suites	85.4%	123.17	105.16
Southaven Home2 Suites	89.2%	111.57	99.54
Tallahassee Home2 Suites	80.8%	124.91	100.92
Wholly owned properties	**78.4%**	**$ 119.20**	**$ 93.39**
Atlanta Aloft JV	82.5%	135.12	111.50
Total premium portfolio	**79.2%**	**$ 122.40**	**$ 96.88**
Legacy held for sale	46.1%	$ 77.24	$ 35.61
Legacy held for use	66.2%	$ 70.77	$ 46.85
Total legacy	**57.6%**	**$ 73.00**	**$ 42.02**
Total portfolio	**70.0%**	**$ 105.15**	**$ 73.59**

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